Exhibit 10.16

AMENDMENT NO. 1 TO THE EXECUTIVE CHANGE OF CONTROL AND SEVERANCE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Executive Change of Control and Severance Agreement dated June 9, 2015 (the “Existing Agreement”), between Ooma, Inc., a Delaware corporation with offices at 525 Almanor Ave, Suite 200, Sunnyvale, CA 94085 (“Company”), and Eric Stang (the “Executive”), is effective as of the later date set forth on the signature page hereto (the “Effective Date”).

WHEREAS, the Company and Executive entered into the Existing Agreement;

WHEREAS, the Company and the Executive now desire to amend the Existing Agreement as set forth herein; and

WHEREAS, pursuant to Section 11(e) of the Existing Agreement, the amendment contemplated by the parties must be contained in a written agreement signed by an authorized representative of each of the Company and the Executive.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amendment of Existing Agreement.  Section 6(d) of the Existing Agreement is hereby deleted and replaced with the following:

(d) Change in Control Period. For purposes of this Agreement, “Change in Control Period” means the period beginning three (3) months prior to, and ending twelve (12) months following, a Change in Control.

2.Limited Effect.  Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties.  On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Existing Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Existing Agreement, will mean and be a reference to the Existing Agreement as modified by this Amendment.

3.Governing Law and Jurisdiction. This Amendment is governed and interpreted in accordance with the laws of the state of California, without giving effect to principles of conflicts of law.

4.Entire Agreement. This Amendment constitutes the entire agreement between the parties and cancels all contemporaneous or prior agreements, whether written or oral, with respect to the subject matter of this Amendment.

Page 1   Amendment No. 1 to the Executive Change of Control and Severance Agreement

Exhibit 10.16

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year set forth below.

Ooma, Inc.	Executive
Signature: /s/ Jenny Yeh	Signature: /s/ Eric Stang
Name: Jenny Yeh	Name: Eric Stang
Title: VP & General Counsel	Title: CEO
Date: 9/13/2021	Date: 9/20/2021

Page 2   Amendment No. 1 to the Executive Change of Control and Severance Agreement